                                                                    Exhibit 10.4
                       [                    CAPITAL L.P.]
                        --------------------

         AGREEMENT OF LIMITED PARTNERSHIP, effective as of                 ,
                                                          -----------------
among the entity identified on Exhibit "A" hereto as General Partner "General Partner"), and the persons and/or entities identified on Schedule "A" attached hereto as Limited Partners, and such other persons as shall, from time to time, become limited partners as provided herein (the "Limited Partners"). The General Partner and the Limited Partners are sometimes referred to herein collectively as the "Partners" or individually as a "Partner".

         The parties, in consideration of their mutual covenants herein contained, agree to become partners and to form a limited partnership (the "Partnership") as follows:


                                    ARTICLE I

                      Formation; Name and Office; Purpose;
                          Powers; Term and Dissolution
                     --------------------------------------

         Section 1.1. Formation. The Partners hereby form the Partnership
                      ---------
pursuant to the provisions of the Act by executing this Agreement of Limited Partnership and filing a Certificate of Limited Partnership in the office of the Secretary of State of the State of Delaware.

         Section 1.2. Name and Office. (a) The Partnership shall be conducted
                      ---------------
under the name [                     ].
                ---------------------

         (a) The General Partner shall have the power at any time to (i) change the name of the Partnership and (ii) qualify the Partnership to do business under any name when the Partnership's name is unavailable for use in a particular jurisdiction. The General Partner shall use its best efforts to qualify the Partnership to do business in each jurisdiction where the activities of the Partnership make such qualification necessary. The General Partner shall give prompt notice of any change of the Partnership's name to each partner.

         (b) The registered office of this Partnership in the State of Delaware
is [                     ], or such other place as may from time to time be
    ---------------------
designated by the General Partner. The General Partner shall give prompt notice of any such change to each Partner

         (c) The principal office of the Partnership shall be at [            ]
                                                                  ------------
or such other place as may from time to time be designated by the General Partner. The General Partner shall give prompt notice of any such change to each Partner.

         Section 1.3. Purpose. The Partnership is being organized for the
                      -------
purpose of investing in Securities, to engage in such activities as may be permitted hereby or are incidental hereto and for engaging in any and all lawful business activities in which limited partnerships formed in the State of Delaware under the Act may participate.

         Section 1.4. Powers. In furtherance of the purpose of the Partnership
                      ------
as specified in Section 1.3, the Partnership shall have all powers available to it as a limited partnership under the laws of the State of Delaware that are reasonably necessary to enable it to perform its functions and conduct its activities, including, without limitation, (i) the power to make and perform all contracts and engage in all activities and transactions necessary or advisable to carry out the purpose of the Partnership, (ii) the power to purchase, sell, transfer, pledge and exercise all rights, privileges and incidents of ownership or possession with respect to Securities and other Partnership Assets and (iii) the power to form other lim ited partnerships and to make capital contributions to such partnerships.

         Section 1.5. Term and Dissolution. The Partnership shall continue in
                      --------------------
full force and effect indefinitely until the Partnership is dissolved pursuant to the provisions of Article VIII.


                                   ARTICLE II

                                Limited Partners
                                ----------------

         Section 2.1. Initial Limited Partners. The initial Limited Partners are
                      ------------------------
listed on Exhibit I hereto. Additional Limited Partners may be admitted by the General Partner from time to time pursuant to Section 2.2 below.

         Section 2.2. Admission of Limited Partners. One or more additional
                      -----------------------------
Limited Partners shall be admitted to the Partnership and shall become a party to this Agreement upon (i) each signing a counterpart of this Agreement and deliv ering such counterpart to the General Partner in such manner and at such time as the General Partner shall determine and (ii) acceptance thereof by the General Partner, at the discretion of the General Partner. Each additional Limited Partner so admitted to this Partnership shall be bound by all the provisions of this Agreement. Following an amendment pursuant to Article IX, the General Partner is authorized to revise this Agreement as appropriate and, if required by the Act, to file amendments to the Certificate of Limited Partnership from time to time.

         Section 2.3. Liability of Limited Partners. Except as otherwise
                      -----------------------------
provided under the Act, no Limited Partner, in his capacity as such, shall be liable for any debts, liabilities, contracts or obligations of the Partnership. No Limited Partner, in his capacity as such, shall be liable for any debts, liabilities, contracts or obligations of any other Partner.


                                   A
RTICLE III

                              Capital Contributions
                              ---------------------

         Section 3.1. Contribution of General Partner. The General Partner shall
                      -------------------------------
contribute in cash or Securities in respect of its interest in the Partnership in the amount set forth opposite its name on Exhibit I attached hereto. The General Partner may make additional Capital Contributions from time to time in cash or Securities, and Exhibit I shall be accordingly amended, but the inadvertent failure to amend such Exhibit I shall not affect the calculations of Capital

Contributions.

         Section 3.2. Contributions of Limited Partners. Each Limited Partner
                      ---------------------------------
shall contribute in cash in respect of its Limited Partnership Interest the amount set forth opposite its name on Exhibit I attached hereto. No additional Capital Contribution shall be required.

         Section 3.3. Withdrawal of Capital. A Partner shall not be entitled to
                      ---------------------
bring an action for partition against the Partnership, or to demand or receive any distribution of or with respect to his Capital Contribution except as is specifically provided in this Agreement.


                                   ARTICLE IV

                            Rights, Power and Duti
es
                             of the General Partner
                           --------------------------

         Section 4.1. Management of Partnership. The General Partner shall have
                      -------------------------
sole and exclusive right to manage, control and conduct the affairs of the Partnership and to do any and all acts on behalf of the Partnership. All decisions with respect to Securities including, without limitation, the investment or reinvestment, holding, disposition, distribution to Partners or any similar investment-related decisions will be made solely by the General Partner. The General Partner may delegate responsibility over any right or obligation to any of the General Partner's agents or representatives as the General Partner in its sole discretion, deems appropriate. The General Partner will possess all of the powers and rights of a general partner under the Act.

         Section 4.2. Authorized Acts. The General Partner is authorized and

 ---------------
empowered to carry out and implement the purpose of the Partnership, as provided in Section 1.3, and to exercise the powers of the Partnership, as provided in
Section 1.4, for, in the name of, and on behalf of, the Partnership.

         Section 4.3. Powers of the Limited Partners. The Limited Partners shall
                      ------------------------------
take no part in the control, management or conduct of the affairs of the Partnership nor shall the Limited Partners have any authority to vote on Partnership matters or to act for or on behalf of the Partnership except as otherwise required by law.

         Section 4.4. Liabilities of the General Partner. The General Partner
                      ----------------------------------
shall not be liable, responsible or accountable, in damages or otherwise, to any other Partner or to the Partnership for any act or omission taken by such General Partner, except for its own gross negligence or willful misconduct, nor shall the General P artner be liable, responsible or accountable for the gross negligence or willful misconduct (including dishonesty or bad faith) of any employee, broker or other agent of the Partnership which the General Partner shall have selected with reasonable care. The General Partner shall be entitled to rely upon the advice of counsel and public accountants, and shall not be liable, responsible, or accountable, in damages or otherwise, to any other Partner or to the Partnership, for any act or omission which he shall take in good faith in reliance on such advice.

         Section 4.5. Indemnification.
                      ---------------

                      (a) The Partnership shall indemnify, to the fullest extent permitted by law, the General Partner and its officers, directors, employees, partners and agents ("Indemnified Parties") from and against all costs and expenses, including attorneys' fees, judgments, fines, settlements and/or liabilities incurred by or imposed upon any Indemnified Party in connection with, or resulting from, investigating, preparing or defending any action, suit or proceeding, whether civil, criminal, legislative or otherwise (or any appeal thereof), to which any Indemnified Party may be made a party or become otherwise involved or with which any Indemnified Party may be threatened, in each case by reason of, or in connection with, the Indemnified Party being or having been
associated with or otherwise acting for the Partnership, or having acted as a director, officer, employee, partner or agent of any Entity in which the Partnership had invested, or by reason of any action or alleged action, omission or alleged omission by any Indemnified Party in any such capacity, provided that the Indemnified Party is not ultimately adjudged to have engaged in gross negligence or willful misconduct, and provided further that the Indemnified Party acted in a manner that he reasonably believed to be in, or not opposed to, the best interests of the Partnership.

                      (b) The Partnership shall pay the expenses incurred by an Indemnified Party in investigating, preparing or defending any civil or criminal action, suit or proceeding, in advance of the final disposition thereof, upon receipt of (i) an undertaking by the Indemnified Party to repay such payment if there is a final determination that he is not entitled to indemnification as provided herein and (i i) satisfactory evidence that the Indemnified Party has sufficient financial resources to satisfy any such undertaking.

                      (c) The Partnership shall make all indemnification provided for pursuant to this Section 4.4 solely out of Partnership Assets and only to the extent of such Partnership Assets. Except as provided aforesaid, no Limited Partner shall have any personal liability for any indemnification required or permitted pursuant to this Section 4.4. None of the provisions of this Section 4.4 shall be deemed to create or grant any rights in favor of Indemnified Parties which cannot be discharged out of Partnership Assets, except as provided aforesaid, or in favor of anyone other than Indemnified Parties; this provision excludes, among others, any right of subrogation in favor of any insurer or surety. The rights of indemnification granted hereunder shall survive the termination, dissolution and winding up of the Partnership.


                                    ARTICLE V


          Capital Accounts; Allocations and Distributions
                -----------------------------------------------

         Section 5.1. Capital Accounts.
                      ----------------

                      (a) There shall be established for each Partner a separate Capital Account.

         Section 5.2. Allocations.
                      -----------

                      (a) After giving effect to the special allocations, if any, set forth in Section 5.5, Net Income or Net Loss for any Accounting Period shall be allocated among the

Partners in accordance with the following provisions:

                          (i) Net Income derived from the Partnership's interest in each Investment Position shall be allocated as follows:

                                    (A) First, 100% to the Limited Partners, in
                           proportion to and to the extent of the excess, if any, of (i) the cumulative distributions made to such Limited Partners for all periods over (ii) the cumulative amount of Net Profit allocated to such Limited Partners pursuant to this Section 5.2(a)(i)(A) for all periods,

                                    (B) Then,
 100% to the General Partner.

                          (ii) Net Loss with respect to an Investment Position shall first be allocated in a manner that reverses the allocated Net Profits with respect to such Investment Provision in Section 5.2(a)(i) above, reversing allocations first under subsection (B) and then subsection (A) of Section 5.2(a)(i) above and then to the Partners in accordance with Capital Percentages.


                      (b) Upon the admission of any additional Limited Partner during 1999, the General Partner shall assign a Profit Percentage to such additional Limited Partner, which shall dilute the Profit Percentages of the Limited Partners as provided in Section 10.5 and Exhibit II-A shall be amended to reflect such new Profit Percentages.

                      (c) The allocations agreed to be made pursuant to Section 5.2(a) hereto shall, for purposes of determining Capital Account balances, be deemed allocated prior to a distributio n in kind (giving effect to such distribution in kind).

                      (d) For federal and state income tax purposes, income, gain, loss, and deduction with respect to property contributed to the Partnership by a Partner or revalued pursuant to Treasury Regulation
(S) 1.704-1(b)(2)(iv)(f) shall be allocated among the Partners in a manner that takes into account the variation between the adjusted tax basis of such property and its book value, as required by section 704(c) of the Code and Treasury Regulation (S) 1.704-1(b)(4)(i), using any allocation method permitted by Treasury Regulation (S) 1.704-3.

                      (e) If an interest in the Partnership is transferred during a taxable year, Net Income or Net Loss (and any item of income, gain, loss, deduction or credit) for such taxable year allocable to the transferred interest shall be prorated between the transferor and the transferee based upon that portion of such taxable year during which each was recognized as owning such interest
, without regard to the results of Partnership operations during particular portions of such taxable year and without regard to distributions made to the transferor and the transferee during such taxable year; provided, that such allocation must be in accordance with a method permissible under section 706 of the Code and Treasury Regulations thereunder.

         Section 5.3. Distributions.
                      -------------

                      (a) Except as otherwise provided in this Section 5.3, from time to time the General Partner shall cause the Partnership to distribute to the Partners all or part of the Investment Assets, the proceeds from a Disposition or Dispositions or other income and proceeds attributable to the Partnership's interest in any of the Investment Positions. Any Investment Assets distributed by the Partnership shall be valued at their Gross Asset Value and treated for Capital Account purposes as if sold immediately prior to distribution. Distributions of different types or classes of property or securities need not be made pro rata to all Partners, so long as the Gross Asset Value of all distributions is allocated in accordance with this Section 5.3.

                      (b) Distributions shall be made among the Partners in the following manner:

                          (i) In the case of any distribution (exclusive of distributions from the Reserve Account described in Section 5.3(c) below) made after December 31, 2002:

                                    (A) Each Limited Partner shall receive an
                           amount equal to such Limited Partner's Vested Profit Percentage Interest in such distribution; and

                                    (B) The General Partner shall receive the
                           balance;

                           (ii) In the case of any distribution made prior to January 1, 2003:

                                    (A) Each Limited Partner shall receive an
                           amount equal to 80% of the the Limited Partner's Current Performance Share; and

                                    (
B) The General Partner shall receive the
                           balance, less any amount set aside in the Reserve Account pursuant to Section 5.3(c).

                      (c) In the event of a distribution prior to January 1, 2003, a portion of such distribution shall be set aside in a special account (the "Reserve Account") maintained by the Partnership to be administered as follows:

                          (i) The amount of the distribution allocated to such Reserve Account shall be equal to the sum of (i) 20% of the Limited Partners' Current Performance Shares and (ii) 100% of the the Limited Partners' Future Performance Shares).

                          (ii) Following the end of each Future Measurement Period (other than the Final Measurement Period), the Partnership shall determine whether the Performance Requirement has been satisfied for such Future Measurement Period. If the Performance Requirement has
been
         satisfied, the

         Limited Partners shall receive a distribution from the Reserve Account equal to 80% of the additional amount that the Limited Partners would be entitled to receive by virtue of satisfying the Performance Requirement for such Measurement Period. If the Performance Requirement has not been satisfied, no distribution shall be made from the Reserve Account.

                          (iii) Following the end of the Final Measurement Period, the Partnership shall determine whether the Performance Requirement has been satisfied for the Final Measurement Period. If the Performance Requirement has been so satisfied, the balance of the Reserve Account shall be distributed to t he Limited Partners in
         accordance with their Vested Percentage Interests. If the Performance Requirement has not been so satisfied, the balance set aside in the Reserve Account shall be distributed to the General Partner.

                          (iv) For purposes of this Agreement:

                               (A) "Current Performance Share" means an amount
                           equal to a Limited Partner's Vested Profit Percentage of a distribution, assuming that the Performance Requirement has been satisfied for the Measurement Period.

                               (B) "Future Performance Share" means the excess
                           of (i) a Limited Partner's Vested Profit Percentage of a distribution if the Performance Requirements had been satisfied for each Future Measurement Period over (ii) su ch Limited Partner's Current Performance
                           Share.

                               (C) "Measurement Period" means each of the
                           periods ending on December 31, 1999, December 31, 2000, December 31, 2001 and December 31, 2002 for which Performance Requirements are established pursuant to Section 6.4;

                               (D) "Future Measurement Period" means each
                           Measurement Period that ends after the Current Measurement Period;

                               (E) "Final Measurement Period" means the
                           Measurement Period ending on December 31, 2002; and

                               (F) "Current Measurement Period" means the
                           Measurement Period ending on December 31 of the years in which a distribution occurs.

                      (d)
 In the case of a distribution attributable to a disposition (other than a distribution from the Reserve Account) of Securities that occurred in a prior calendar year, the distribution shall be treated, for purposes of this Section 5.3, as taking place in such prior calendar year.

                      (e) Notwithstanding the foregoing provisions of this
Section 5.3, in no event shall a distribution be made to a Limited Partner to the extent that such distribution would cause such Limited Partner (after taking into account any allocations of Net Income or Net Loss attributable to such distribution) to have a deficit balance in such Limited Partner's Capital Account. In the event that a distribution is restricted pursuant to this Section 5.3(d), the Partnership shall, as promptly as possible, make a special distribution to such Limited Partner of an amount subject to restriction under this Section 5.3(d) at such time, if any, as such distribution would not cause such Limited Partners to have a deficit bala nce in such Limited Partner's
Capital Account.

         Section 5.4. Tax Withholdings. To the extent the Partnership is
                      ----------------
required by federal, state or local law or any tax treaty to withhold or to make tax payments on behalf of or with respect to any Partner, the General Partner shall withhold such amounts or make such tax payments as so required. The amount of such payments shall constitute an advance by the Partnership to such Partner bearing interest at the lowest applicable federal rate for such advance and, if such Partner shall not have reimbursed the Partnership for such amount, such amount, plus interest, if any, shall be repaid to the Partnership by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Partner or, if such distributions are not sufficient for that purpose, by so reducing the proceeds of liquidation otherwise payable to such Partner and if such proceeds are insufficien t, such
Partner shall pay to the Partnership the amount of such insufficiency.

         Section 5.5. Special Allocation - Qualified Income Offset. In the event
                      --------------------------------------------
that any Partner unexpectedly received any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),
items of Partnership income and gain shall be specifically allocated to each Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit Capital Account of such Partner as quickly as possible, provided that an allocation pursuant to this Section 5.5 shall be made if and only to the extent that such Partner would have a deficit Capital Account after all other allocations provided for in this Article V have been tentatively made as if this Section 5.5 were not in this Agreement.

         Section 5.6. Allocations for Tax
Purposes. (a) Items of Partnership
                      ----------------------------
taxable income, gain, loss, deduction, or credit shall be determined according to Section (S) 703 of the Code, and except as otherwise required under Section
(S) 704 of the Code or the Treasury Regulations promulgated thereunder, the Partners' distributive shares of each such item for purposes of Section (S) 702 of the Code shall be determined by allocating such item in the same manner as its correlative item of "book" income, gain, loss, deduction or credit has been allocated pursuant to this Agreement. Allocations pursuant to this Section 5.6 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account.

                      (b) Items of the Partnership's taxable income, gain and deduction with respect to any property contributed to the capital of the Partnership shall be allocated among the Partners in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its Gross Asset Value using the traditional method of Treas. Reg. (S) 1.704-2(b)(2).

                      (c) If the Gross Asset Value of a Partnership asset is adjusted, subsequent allocations of items of taxable income, gain, loss, and deduction with respect to such asset shall take account of the variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c).

                      (d) Allocations pursuant to this Section 5.6 are solely for purposes of fe deral, state and local taxes and shall not effect, or in any way be taken into account in computing, a Partner's Capital Account of share of income, gains, losses, deductions distributions or other Partnership items pursuant to these provisions.


                                  ARTICLE VI

                               Vesting Provisions
                               ------------------

         Section 6.1. Vested Profit Percentage. For purposes of this
                      ------------------------
Partnership, the term "Vested Profit Percentage" of a Limited Partner with respect to an Investment Position shall be the product obtained by multiplying the following four factors: (1) such Limited Partner's Profit Percentage, (2) the Threshold Requirement applicable to such Investment Position, (3) the Performance Requirement applicable to all Investments Positions of the Partnership and (4) the Limited Partner's Service Vesting Percentage.

         Section 6.2. Determining the Profit Percentage. For
 purposes of
                      ---------------------------------
determining a Limited Partner's Vested Profit Percentage, the term "Profit Percentage" shall mean, with respect to any given Measurement Period, the percentage set forth on Exhibit II, as may be increased pursuant to Section 8.6 and/or decreased pursuant to Section 10.5.

         Section 6.3. Determining the Threshold Requirement. On the date of any
                      -------------------------------------
distribution of an Investment Position, the "Threshold Requirement" shall equal
(a) zero percent (0%) if on or before such date of distribution, the Threshold Amount with respect to such Investment Position had not been reached or (b) one hundred percent (100%) if on or before such date of distribution, the Threshold Amount with respect to such Investment Position had been reached.

         Section 6.4. Determining the Performance Requirement.
                      ----------------------------------------

                      (a
) With respect to all Investment Positions of the Partnership, the Performance Requirement shall be determined as follows:

                          (i) In the case of any distribution (exclusive of distributions from the Reserve Account described in Section 5.3(c)) made after December 31, 2002:

                                    (A) If the Aggregate Return is less than
                           fifteen percent (15%) for the Final Measurement Period, the Performance Requirement shall not be considered satisfied and shall equal zero (0); and

                                    (B) If the Aggregate Return equals or
                           exceeds fifteen percent  (15%) for the Final
                           Measurement Period, the Performance Requirement shall be considered satisfied and shall equal one (1).

                          (ii) In the case of any distribution (exclusive of distributions from the Reserve Account described in Section 5.3(c))

        made before January 1, 2003:

                                    (A) The Performance Requirement shall be
                           considered satisfied for each Measurement Period in which the Aggregate Return equals or exceeds fifteen percent(15%);

                                    (B) For each applicable Measurement Period
                           in which the Performance Requirement is satisfied, the Performance Requirement shall be equal to the following:

                             Measurement Period Ending  Performance Requirement
                           -----------------------------------------------------
                                 December 31, 1999                 25%
                                 December 31, 2000                 50%
                                 December 31, 2001                 75%
                                 December 31, 2002
          100%
                           ; and

                                    (C) For each Measurement Period in which the
                           Performance Requirement is not satisfied, the Performance Requirement shall equal zero (0).

                      (b) As of a given date, each Investment Position shall be valued as follows: (1) if an Investment Position has been sold or otherwise disposed of prior to such date, the value of the consideration received by the Partnership as a result of such sale or disposition, (2) in the event that no such sale or disposition has occurred, if an Investment Position has received third-party financing within the twelve month period prior to such date, the value of the Investment Position determined in connection with such financing, or (3) in the event that no such sale, disposition or financing has occurred, the value of an Investment Position shall be determined by an independent appraiser chosen in good faith by the Gener al Partner.

                      (c) In determining whether the Performance Requirement has been met for any Measurement Period, the Aggregate Return shall mean the weighted average percentage appreciation in the value of the Investment Assets of the Partnership over such

Measurement Period, taking into account the size of each investment and the length of time held by the Partnership, expressed on an annualized basis, without regard to compounding.

         Section 6.5. Determining Service Vesting. On the date of any
                      ---------------------------
distribution of an Investment Position, a Limited Partner's "Service Vesting Percentage" will equal that percentage identified in the chart contained in
Section 8.6(d).


                                  ARTICLE VII

                                   Expenses
                                   --------

         Section 7.1. Expenses. All expenses of the Partnership shall be
                      --------
allocated to all Partners in proportion to their resp ective Limited Partnership
Interests.


                                  ARTICLE VIII

                 Dissolution and Winding-Up of the Partnership;
                       Withdrawal and Removal of Partners
                 ----------------------------------------------

         Section 8.1. Events of Dissolution. The Partnership shall be dissolved,
                      ---------------------
and its affairs wound up, upon the happening of any of the following events:

                      (a) the determination by the General Partner that the Partnership should be dissolved and its affairs wound up;

                      (b) the dissolution of the General Partner or the entry of an order amounting to a stay of proceedings against the General Partner under the federal bankruptcy laws or rules; or

                      (c) The sale or distribution of all or substantially all of the assets held by the Partnership; or

                      (d) any other event that would cause a dissolution of a limi ted partnership under the Act.

         Section 8.2. Winding Up. Upon the occurrence of (i) a Dissolution Event
                      ----------
or (ii) the determination by a court of competent jurisdiction that the Partnership has dissolved prior to the occurrence of a Dissolution Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners, and no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs, provided that all covenants contained in this Agreement shall continue to be fully binding upon the Partners until such time as the assets of the Partnership have been fully distributed pursuant to this Section 7.2 and the Certificate has been canceled pursuant to the Act. The General Partner shall be responsible for overseeing the winding up and dissolution of the Partnership a nd the determining the time, manner and terms of sale or other disposition of the Partnership's assets. The winding up and dissolution shall be completed within ninety (90) days of the occurrence of the Dissolution Event. The General Partner shall take full account of the Partnership's liabilities and property and shall cause the property or the proceeds from the sale thereof, to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order:

         (a) First to creditors (including Partners who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Partnership's debts and other liabilities (whether by payment of the making of reasonable provision for payment thereof);


 (b) The balance, if any, to the Partners in accordance with the positive balances in their Capital Accounts, after giving effect to all contributions, distributions and allocations for all periods. Such distribution shall, to the greatest extent possible, be made among the Partners in a manner consistent with the manner in which distributions shall be made among the Partners pursuant to Section 5.3.

         Section 8.3. Deficit Capital Accounts. If any Limited Partner has a
                      ------------------------
deficit balance in his Capital Account (after giving effect to all contribution, distributions and allocations for all Fiscal Years, including the Fiscal Year in which such liquidation occurs), such Limited Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other person for any purpose whatsoever.

         Section 8.4. Voluntary Remov
al of a Limited Partner. A Limited Partner
                      --------------------------------------
may, at such Partner's option exercised upon written notice to all the other Partners, voluntarily remove himself or herself as a Limited Partner as of the last day of a calendar month (a "Voluntary Removal") (the last business day immediately preceding the effective date of a Voluntary Removal or an Involuntary Removal pursuant to Section 7.3 shall be herein referred to as the "Termination Date."), provided that a Limited Partner may do so only if, immediately following such Voluntary Removal, there is at least one remaining Partner, and the remaining Partner or Partners has or have a net worth sufficient to satisfy, in the opinion of counsel to the Partnership any then applicable requirements of the Internal Revenue Service relating to the treatment of the Partnership as a partnership for tax purposes.

         Section 8.5. Involuntary Removal of a Limited Partner. Effective upon

   ----------------------------------------
written notice to a Limited Partner from the General Partner, the Limited Partner named in such notice shall be involuntarily removed for any reason or for no reason as a Limited Partner (an "Involuntary Removal"), provided that the foregoing right may be exercised as to a Limited Partner only if, immediately following such Involuntary Removal, there is at least one remaining Partner, and the remaining Partner or Partners has or have a net worth sufficient to satisfy any then applicable requirements, in the opinion of counsel to the Partnership, of the Internal Revenue Service relating to the treatment of the Partnership as a partnership for tax purposes. A Voluntary Removal under Section 7.4 or an Involuntary Removal under this Section 7.5 shall not dissolve the Partnership, the business of which shall be carried on by the remaining Partner(s). (A

Limited Partner who is removed as a Partner pursuant to Section 7.4 or Section
7.5 may be referred to herein as a "Removed Partner".)

         Section 8.6. Treatment of Interest of Withdrawn or Removed Partner.
                      -----------------------------------------------------

                      (a) Except as provided in Section 8.6(g), the Termination Share of a Removed Partner shall be calculated and paid as follows: From and after the Termination Date, such Removed Partner's Capital Account shall be eliminated and all items of Net Income and Net Loss allocated to such Partner's Capital Account shall be reallocated to a Special Capital Account which shall be established for the benefit of such Removed Partner. A Removed Partner shall be ful ly Service Vested in all distributions made to him/her prior to his/her Termination Date.

                      (b) Each time the Partnership shall realize Net Income or Net Losses from an Investment Position in which such Removed Partner has an interest, a portion of such Net Income or Net Loss equal to the portion of such Net Income or Net Loss allocable to the Limited Partners multiplied by a percentage equal to the Removed Partner's Profits Percentage in respect of such Investment Position shall be allocated to the related Special Capital Account for the remaining term of the Partnership; provided that, the result obtained by
                                           -------- ----
the calculations above shall, be multiplied by the percentage for which such Removed Partner was Service Vested in such Profit Percentage on his or her Termination Date (such Service Vesting to be determined in accordance with Section 8.6(d). Positive balances in such Special Capital Account shall be distributed as nearly as practicable in accordance with the terms of Section 5.3 and Article X of this Agreement as if such Special Capital Account were a Capital Account. The Net Income or Net Loss or right to distributions with respect to the Removed Partner's portion of any Investment Positions that is not fully Service Vested at the Removed Partner's Termination Date in which such Removed Partner shall have an interest on such Date shall be allocated among the remaining Limited Partners in proportion to their Profit Percentages. From and after the Termination Date, the Removed Partner shall not be deemed a Partner for any purpose except for the purposes of Section 4.4 and Section 5.4, and any interest that a Removed Partner would have had in Investment Positions acquired subsequent to the Termination Date shall be allocated among the remaining Limited Partners.

                      (c) The General Partner shall be 100% vested at all times.

                      (d) A Removed Partner, to the extent not 100% Service Ves ted pursuant to Section 8.6(a) and except as provided in Section 8.6 (e) or
(g), shall be Service Vested in accordance with the following schedule:


 If a Limited Partner has continuously performed services to and     Then, such Limited Partner's
  for the Partnership from the Effective Date hereof until the     Percentage Service Vested shall
                     date identified below,                                     equal:
------------------------------------------------------------------ ---------------------------------
December 31, 1999                                                              25%

December 31, 2000                                                              50%

December 31, 2001                                                              75%



December 31, 2002                                                    100%


                      (e) The Service Vesting provisions of this Section 8.6 may be accelerated with the consent of the General Partner, and the distribution method may be modified with the consent of the Removed Partner affected thereby and the General Partner. A Removed Partner shall be 100% vested as a result of his death or permanent disability or as a result of his/her Involuntary Removal within one year following a Change of Control.

                      (f) In each instance of a Removed Partner, the General Partner may make the election under Section 754 of the Code, and adjust the basis of the Partnership property pursuant to Sections 734 or 743 of the Code, as may be app licable.

                      (g) A Partner removed for Cause shall receive only the balance of his Capital Account at the time of such removal. For purposes of calculating such Partner's Termination Share pursuant to Section 8.6(d), such Partner will not be considered vested at all in any Investment Position.


                                 ARTICLE VIII

                                  Amendments
                                  ----------

         Section 9.1. This Agreement may be amended only by the General Partner; provided, however, that prompt written notice thereof shall be delivered to the other Partners and that any amendment to this Agreement which (a) increases the liability of any Partner or (b) alters (i) any Partner's distributive share(s) or allocation(s) of Net Income or Net Losses or (ii) any other provisions (including vesting) which adversely affects any Partner, in either case, with respect to any Investment Positions acquired by the Partnership prior to the date of such ame ndment, and any amendment to this Article VIII, shall require the prior approval of a majority in interest of the Partners so affected.


                                  ARTICLE IX

                     Limitations on Transfers of Interests;
             Additional Partners; Adjustments to Distributive Shares
             -------------------------------------------------------

         Section 10.1. Transfer by General Partner. The General Partner may
                       ---------------------------
assign, pledge, mortgage or otherwise hypothecate, sell or dispose of any part or all of its Partnership Interest without the consent of the Limited Partners.

         Section 10.2. Limitations on Transfers of Interests of Limited
                       ------------------------------------------------
Partners. No Limited Partner shall assign, pledge, mortgage, or otherwise
--------
hypothecate, sell, or dispose of any part or all of his Partnership Interest without the prior written consent of the Gene ral Partner.

         Section 10.3. Effect of Authorized and Unauthorized Transfers. Any
                       -----------------------------------------------
transferee of a Partnership Interest transferred in accordance with this Agreement shall succeed to all the rights and liabilities of the transferor provided for under this Agreement, but shall only become a Substituted Limited Partner if the permission required by
Section 9.4 is granted. Any attempted transfer of a Limited Partner's Partnership Interest without compliance with the provisions of this Agreement shall be void and ineffectual and shall not be binding upon the Partnership, and the Partnership may refuse to recognize such attempted transfer for all purposes.

         Section 10.4. Substituted Limited Partners. The General Partner may, in
                       ----------------------------
its sole discretion, permit an assignee or transferee of a Partnership Interest to become a Substituted Limited Partner in the Partnership entitled to all the righ ts and benefits under this Agreement of the assignor or transferor. No such assignee or transferee shall become a Substituted Limited Partner unless and until the General Partner has given such permission. Each Limited Partner hereby consents to such admission and authorizes the General Partner to amend Exhibit I or II and, if required by the Act, the Certificate of Limited Partnership of the Partnership to reflect such admission.

         Section 10.5. Additional Limited Partners. The General Partner may from
                       ---------------------------
time to time admit one or more Persons as additional Limited Partners. Upon admission of such Person(s), the Profits Percentage of each Partner will be adjusted as provided below. Subject to the last sentence of this Section 9.5, the General Partner shall assign such additional Limited Partners Profit Percentage, and any Profit Percentage assigned to such additional Limited Partners will dilute the Profit Percentage of the existing Limited Partner s in proportion to their Profit Percentage, unless the General Partner elects to have such assignment of Profit Percentage dilute the General Partner. No Limited Partner shall participate in any Investment Asset acquired by the Partnership prior to the time such Limited Partner became a Limited Partner, unless expressly provided by the General Partner.


                                   ARTICLE X

                         Fiscal Year; Records; Reports
                         -----------------------------

         Section 11.1. Fiscal Year. "Fiscal Year", as used in this Agreement,
                       -----------
means the period beginning on January 1 and ending on December 31 of each year.

         Section 11.2. Records. At all times the General Partner shall keep
                       -------
books of account of the Partnership. Such books of account, together with a copy of this Agreement and the Certificate of Limited Partnership and any amendments thereto and restatements thereof, shall at all times be maintained at the principal office of the Partnership, and shall be open to inspection at any reasonable time by the Partners.

         Section 11.3. Reports. As promptly as possible after the close of each
                       -------
Fiscal Year, but in any event within 90 days after the close of each Fiscal Year, the General Partner shall distribute K-1 tax returns and a report on the Investment Positions held by the Partnership to each Partner. Within 90 days after the close of each Fiscal Year, the Partnership shall transmit to each Partner a report indicating his share of the income or losses of the Partnership for such Fiscal Year for federal income tax purposes. Such report shall contain a separate accounting for such tax purposes of each of the following four items: realized capital gains, realized capital losses, ordinary income, and ordinary losses.

         Section 11.4. Accounting Decisions. All decisions as to accounting
                       --------------------
treatment of any items of Partnership business, when made by the General Partner in accordance with generally accepted accounting principles, shall have conclusive effect upon the Partnership and the Partners.

         Section 11.5. Tax Matters Partner. The General Partner shall be the tax
                       -------------------
matters partner for the Partnership for all federal income tax purposes set forth in the Code, with the power and authority to take all actions and do such things as require d or as he shall deem appropriate under the Code or regulations promulgated thereunder.


                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

         Section 12.1. Counterparts. This Agreement may be executed by the
                       ------------
Partners in counterparts, all of which taken together shall be deemed one original.

         Section 12.2. Further Assurances. The Partners will execute,
                       ------------------
acknowledge, and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

         Section 12.3. Captions. The descriptive headings contained in this
                       --------
Agreement are inserted only as a matter of convenience and shall not control or affect the meaning or construction of any provision of this Agreement.

         Section 12.4. Binding Effect. Except to the extent
 required under the
                       --------------
Act and except for fees, rights to reimbursement and indemnity, and other compensation, none of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Partnership, as such. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns, if any, of the respective Partners, except as otherwise provided in this Agreement.

         Section 12.5. Partial Invalidity. The invalidity or unenforceability of
                       ------------------
a portion of this Agreement will not affect the validity or enforceability of the remainder hereof.

         Section 12.6. Integration. This Agreement and its Schedules and
                       -----------
Exhibits constitutes the entire understanding and agreement among the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings of the parties i n connection with this Agreement.

         Section 12.7. Notices. All notices provided for or permitted hereunder
                       -------
shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery and directed if to a Partner, at its address set forth under its signature below, and if to the Partnership, to the General Partner at its address set forth below under its signature. All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Section 12.8. English Usage. Words of gender or neuter may be read as
                       -------------
masculine, feminine or neuter, as required by context, and the word "persons" shall include individuals, trusts, Entities, and all other forms of association.

         Section 12.9. References. Article and Section references in this
                       -------
---
Agreement are, unless otherwise indicated, references to the Articles or Sections, as the case may be, of this Agreement which are so numbered, as such may be amended. All references to numbered or lettered Exhibits are references to the Exhibits so numbered or lettered which are appended to this Agreement, as such Exhibits may be amended from time to time. Such references to Exhibits are to be construed as incorporating by reference the contents of each Exhibit to which such reference is made, as though such contents were set out in full at the place in this Agreement where such reference is made.

         Section 12.10. Action by General Partner. Any action, approval or
                        -------------------------
consent to be taken or given by the General Partner hereunder shall be valid only if taken or given by an officer of the General Partner.


                                  ARTICLE XII

                                 Defined Terms
                                 -------------


        The following terms, when used in this Agreement, have the following meanings, unless otherwise expressly indicated:

         "Accounting Period" means a Fiscal Year or, if during a Fiscal Year there shall be one or more interim closings of the Partnership's books pursuant to Section 5.2(b), means the period from the beginning of such Fiscal Year to the date of the first such closing, the period(s) between any such closings, and the period from the last such closing to the end of such Fiscal Year.

         "Act" means the Delaware Revised Uniform Limited Partnership Act and any successor statute, as amended from time to time.

         "Affiliate" means any member of a person's immediate family and any entity controlled by, controlling or under common control with such person.

         "Agreement" means this Agreement of Limited Partnership, with the Exhibits which are appended to and referred to in this Agreement, as such Agreement and Exhibits may be amended, modified or restated at any time and from
time to time.

         "Capital Account" means, for each Partner, the sum of (a) such Partner's Capital Contribution(s), plus (b) the aggregate amount of Net Income (including deemed gains only to the extent arising pursuant to this Agreement) allocated to such Partner pursuant to
Article V, minus (c) the aggregate amount of cash distributed to such Partner pursuant to Article V, minus (d) the aggregate amount of Net Losses (including deemed losses only to the extent arising pursuant to this Agreement), minus (e) the aggregate amount of expenses allocated to such Partner pursuant to Article VI, minus (f) the value, as determined pursuant to Section 5.3, of such Partner's allocable share of Partnership Assets distributed to such Partner in kind and (g) otherwise in accordance with Treasury Regulations ss. 1.704-1. All such allocations and distributions shall be credited or charged, as the case may be, to the Capital Accounts of the Partners to whom they apply, as of the time as of which they are determined.

         "Capital Contribution" means, for each Partner, the amount shown as the Capital Contribution for such Partner, as from time to time increased pursuant to Article III.

         "Capital Percentages" mean as to each Partner the percentage its Capital Contributions to the Partnership bears to all Capital Contributions to the Partnership.

         "Change of Control" shall be deemed to have occurred if:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Safeguard Scientifics, Inc. or any of its subsidiaries or affiliates becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the General Partner representing a majority of the voting power of the then outstanding securities of the General Partner except where the acquisition is approved by the Board; or

                  (ii) Any person has commenced a tender off er or exchange offer for a majority of the voting power of the then outstanding Shares of the General Partner.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Cost Basis" means the amount paid, or deemed paid per Section 5.6, by the Partnership for a Security or as set forth on Exhibit III.

         "Debt Cost Basis" means the cost Basis of Securities other than equity Securities.

         "Disposition" means the sale of all or a portion of any of an Investment Position; in the case of a partial Disposition, such Disposition shall be treated as a Disposition of a separate asset to which shall be attributed, for purposes of this Agreement, a pro rata portion of the Partner's Capital Contributions made with respect to the entire Capital Contribution attributable to such Investment Position.

         "Dissolution Event" shall mean an event of dissolution specified in
Section 7.1.

         "Entity" means any business corporation, partnership, uni ncorporated association, firm, organization, or any other business entity having one or more leaders or managerial figures.

         "Equity Cost Basis" means the Cost Basis of equity Securities or Securities convertible into or exercisable into equity Securities.

         "Fair Market Value" means the market price of publicly traded Securities, if publicly traded, or the fair market value determined by the General Partner otherwise.

         "Fiscal Year" has the meaning ascribed to it in Section 11.1.

         "General Partner" means Internet Capital Group, Inc. or any person who succeeds its interest as the general partner under this Agreement.

         "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset;

                  (ii) The Gr
oss Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values as of the following times:
(A) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution;
(B) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; and (C) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided, however, that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                  (iii) The Gross Asset Value of any Partnership assets distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution; and

                  (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) clause (vi) of the definition of "Net Income" and "Net Loss"; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

         "Indebtedness" means all obligations, direct or contingent, for the payment of cash or cash equivalents, including, without limitation, obligations with respect to borrowed money, accounts payable, checks, drafts bills of exchange, letters of credit, margin accoun ts, short sales, reverse purchase agreements, futures contracts, and other recognized commercial transactions, instruments involving the extension of credit, and all obligations incurred as surety or guarantor of the obligations of others.

         "Indemnified Parties" has the meaning ascribed to it in Section 4.4.

         "Investment Assets" means and include all Securities, rights and other tangible and intangible property acquired by the Partnership for the purpose of producing a profit in the ordinary course of business.

         "Investment Position" means an Investment Asset and all Securities or other property which may be exchanged for or distributed with respect to such Investment Asset, whether by the issuer of the Investment Asset or related group of Entities or any successor or successors thereto.

         "Involuntary Removal" has the meaning ascribed to it in Section 7.3.

         "Limited Partners" means all and only those persons who are so designated in Exhibit I hereto, a copy of which shall be kept on file by the General Partner and principal e xecutive offices of the Partnership.

         "Limited Partners Profit Percentage" means the aggregate Profit Percentage of all of the Limited Partners.

         "Net Income" and "Net Loss" mean, for each Accounting Period, an amount equal to the Partnership's taxable income or loss for such Accounting Period, with the following adjustments:

                  (i) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss shall be added to such taxable income or loss;

                  (ii) Any expenditures of the Partnership described in Code
Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss shall be subtracted from such taxable income or loss;

                  (iii) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to clauses (ii) or (ii i) of the definition of Gross
Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

                  (iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                   (v) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain or loss from the disposi tion of such asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

                  (vi) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 2 of this Exhibit B shall not be taken into account in computing Net Income or Net Loss.

         "Partners" means the General Partner and Limited Partners individually or collectively, as the context requires.

         "Partnership" means [____________________].

         "Partnership Assets" means all assets and property of the Partnership of any and every kind.

         "Partnership Interest" means any Partner's interest in the Partnership.

         "Profit Percentage" means the percentage set forth on Exhibit II.

         "Removed Partner" has the meaning ascribed to it in Section 7.3.

         "Securities" means any of one or more of the following: (a) capital stock (both common and preferred); partnership interests (both limited and general); limited liability company interests; interests in any acquisition, venture capital or other investment funds; notes; bonds; debentures; other obligations, instruments or evidences of indebtedness (whether convertible or otherwise); and other securities and equity interests of whatever kind of any Person, whether readily marketable or not; (b) any rights to acquire any of the Securities described in clause (a) above (including, without limitation, options, warrants, rights or other interests or other Securities convertible into any such Securities); or (c) any Securities received by the Partnership upon conversion of, in exchange for, as proceeds from the disposition of, as interest on, or stock dividend or other distribution from, any of the Securities described in clauses (a) or (b) above.

         "Substituted Limited Partner" means any transferee or assignee of a Limited Partner's Partnership Interest who is then admitted to the Partnership as a Limited Partner pursuant to Section 9.3 hereof.

         "Termination Share" means the payments a Removed Partner is entitled to receive from the
 Partnership from and after the date such Partner ceases to be a Partner.

         "Threshold Amount" means an amount equal to three hundred percent (300%) of the Equity Cost Basis of an Investment Position, unless otherwise provided Exhibit III.

         "Treasury Regulation" means the income tax regulations promulgated under the Code and effective as of the date hereof. Unless the General Partner determines otherwise after consultation with the Limited Partner, such term shall be deemed to include any amendments to such regulations and any corresponding provisions of succeeding regulations.

         "Voluntary Removal" has the meaning ascribed to it in Section 7.2.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Limited Partnership of the ____ day of ______________, 1999.

                                           GENERAL PARTNER:

                                           INTERNET CAPITAL GROUP, INC.



                                           By:
                                              -------------------------

                                           Title:
                                                 ----------------------


                                           LIMITED PARTNERS:

                                           [See counterpart signature pages]
                                            -------------------------------

                                   EXHIBIT I

                                      to

                       Agreement of Limited Partnership

                                      of

                          [____________________] L.P.


Partners              Capital Contribution
--------              --------------------

General Partner:      Securities  described  in Exhibit III as amended from time
---------------       to time or purchase price of such securities, but not less than [$_] million in aggregate value.

Limited Partners:     Schedule on file with the General Partner.
----------------

                                  EXHIBIT II

                                      to

                       Agreement of Limited Partnership

                                      of

                          [____________________] L.P.

                          Partner's Profit Percentage
                          ---------------------------


Partners                           Profit Percentage
--------                           -----------------

General Partner:
---------------

Limited Partners:                  Schedule on file with the General Partner.
----------------

                                  EXHIBIT III

                        Cost Basis and Threshold Amount
                        -------------------------------


   Securities         Equity Cost Basis        Threshold Amount     Debt Cost
   ----------         -----------------        ----------------     ---------
                                                                      Basis
                                                                      -----